EXHIBIT 10.1

Fourth Amendment to
Second Amended and Restated Credit Agreement
This Fourth Amendment to Second Amended and Restated Credit Agreement (this “Fourth Amendment”), dated as of October 8, 2020 (the “Fourth Amendment Effective Date”), is among Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”); Centennial Resource Development, Inc., a Delaware corporation (the “Parent”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower and the Parent, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    (i) The Lenders party hereto desire to enter into this Fourth Amendment to evidence the reaffirmation of the Borrowing Base at $700,000,000 as set forth in Section 3 hereof, which reaffirmation shall constitute the October 1, 2020 Scheduled Redetermination of the Borrowing Base, and (ii) the parties hereto desire to amend the Credit Agreement as set forth herein, in each case upon the terms and conditions set forth herein and in each case to be effective as of the Fourth Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.
Section 2.     Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.
2.1    Additional Definition. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:
“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of October 7, 2020, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

2.2    Amended and Restated Definition. The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement, the Fee Letter and the Security Instruments.
Section 3.    Borrowing Base and Aggregate Elected Commitment Amounts. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Lenders hereby agree that the Borrowing Base of $700,000,000 is hereby reaffirmed, and the Borrowing Base shall remain at $700,000,000 until the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.07(e), Section 8.13(c) or Section 9.12, whichever occurs first, which reaffirmation of the Borrowing Base shall constitute the October 1, 2020 Scheduled Redetermination of the Borrowing Base for purposes of Section 2.07(b). This Section 3 constitutes the New Borrowing Base Notice for the October 1, 2020 Scheduled Redetermination of the Borrowing Base for purposes of Section 2.07(d). The Borrower hereby reaffirms that the Aggregate Elected Commitment Amounts remain at $700,000,000 as of the Fourth Amendment Effective Date.
Section 4.     Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Fourth Amendment from the Credit Parties and each of the Lenders constituting at least the Required Lenders.
4.2     Fees and Expenses. The Administrative Agent shall have received, to the extent invoiced, all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date.
Section 5.    Miscellaneous.
5.1     Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

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5.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Fourth Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Fourth Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fourth Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.
5.3     Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
5.4    No Oral Agreement. This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
5.5     Governing Law. This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
5.6     Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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5.7     Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8     Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature page follows]

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The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:

CENTENNIAL RESOURCE PRODUCTION, LLC,
a Delaware limited liability company

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

PARENT:

CENTENNIAL RESOURCE DEVELOPMENT, INC.,
a Delaware corporation

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

GUARANTORS:

ATLANTIC EXPLORATION, LLC
a Delaware limited liability company

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

PARENT:

CENTENNIAL RESOURCE MANAGEMENT, LLC,
a Delaware limited liability company

By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

JPMORGAN CHASE BANK, N.A.,
an Administrative Agent and a Lender

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

COMERICA BANK,
as a Lender

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
Centennial Resource Production, LLC